Fair Value Measurement	12 Months Ended
Dec. 31, 2023
Fair Value Measurement
Fair Value Measurement

19.Fair Value Measurement

Recurring

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rate and currency rate.

The following table sets forth the Company’s financial instruments measured or disclosed at fair value on a recurring basis by level within the fair value hierarchy as of December 31, 2022. No balance of financial instruments measured or disclosed at fair value on a recurring basis as of December 31, 2023.

	Fair Value Measurement at
	December 31, 2022 Using
	Quoted Prices	Significant
	in Active Market	Other	Unobservable	Fair Value at
	for Identical	Observable	inputs	December 31,
	Assets (Level 1)	Inputs (Level 2)	(Level 3)	2022
	RMB	RMB	RMB	RMB	US$
Short-term investments	—	111,353	—	111,353	16,145
Total	—	111,353	—	111,353	16,145

The Company’s other financial instruments, including cash and cash equivalents, restricted cash, accounts receivable, other receivables (included in “Prepayments and other current assets”), accounts payable, other payables (included in “Accrued expenses and other current liabilities”) and short-term loans are not measured at fair value in the consolidated balance sheets, as their carrying values approximated fair value due to their short-term maturity.

Non-recurring

As of December 31, 2022 and 2023, the group had no financial assets or financial liabilities that are measured at fair value at non-recurring basis. The Group’s non-financial assets, such as intangible assets, property, equipment and leasehold improvement and other non-current assets, would be measured at fair value on non-recurring basis whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable.